EXHIBIT 10.2

               IMPORTANT:  PLEASE READ CAREFULLY BEFORE SIGNING
                        SIGNIFICANT REPRESENTATIONS ARE
                               CALLED FOR HEREIN


                            SUBSCRIPTION AGREEMENT
                                      AND
                          LETTER OF INVESTMENT INTENT


Kurzweil Applied Intelligence, Inc.        Miller, Johnson & Kuehn Incorporated
411 Waverley Oaks Road                        1660 South Highway 100, Suite 228
Waltham, MA  02154                                 Minneapolis, Minnesota 55416

Gentlemen:

      The undersigned investor ("Investor") hereby tenders this subscription and applies for the purchase of ______________ shares of common stock, $.01 par value (the "Shares") of Kurzweil Applied Intelligence, Inc., a Delaware corporation (the "Company"). The subscription price for each Share is $______________. The aggregate subscription price, in the amount of $______________, is delivered herewith. By execution below, the undersigned acknowledges that the Company and Miller, Johnson & Kuehn Incorporated, as selling agent ("MJK") are relying upon the accuracy and completeness of the representations contained herein in complying with their obligations under applicable securities laws.

      1.    The undersigned acknowledges and represents as follows:

      (a) That the undersigned has received, carefully reviewed and is familiar with the Company's Confidential Private Placement Memorandum, dated July 3, 1996, and the exhibits thereto (the "Disclosure Package");

      (b) That the undersigned is in a financial position to hold the Shares for an indefinite period of time and is able to withstand a complete loss of its investment in the Shares;

      (c) That the undersigned has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests;

      (d) That by reason of its business or financial experience, the undersigned has the capacity to protect its own interests in connection with this purchase;

      (e) That the undersigned acknowledges that the undersigned has made its own investigation of the Company, its business, personnel and prospects; has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company; and has had the opportunity to review the Company's operations and facilities to its satisfaction;

      (f) That the undersigned has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment in the Shares and has the net worth to undertake such risks;

      (g) That the undersigned believes that the investment in the Shares is suitable for it based upon its investment objectives and financial needs, and the undersigned has adequate means for providing for its current financial needs and contingencies and has no need for liquidity of investment with respect to the Shares;

      (h) That the undersigned recognizes that the Shares as an investment involve a high degree of risk including, but not limited to, the risk of economic losses from operations of the Company and the total loss of its investment;

      (i) That the undersigned realizes that (1) the purchase of the Shares is a long- term investment, (2) the purchaser of the Shares must bear the economic risk of investment for an indefinite period of time because the Shares have not been registered under the Securities Act of 1933 (the "Act") and, therefore, cannot be sold unless they are subsequently registered under the said Act or an exemption from such registration is available and (3) the transferability of the Shares is restricted and (A) requires conformity with the restrictions contained in paragraph 2 below, and
            (B) will be further restricted by a legend placed on the certificate(s) representing the Shares stating that they have not been registered under the Act and referencing the restrictions on transferability; and

       (j) That the undersigned is not relying on any representations, warranties or information provided by MJK.


1411512.01

      2. The undersigned has been advised that the Shares are not being registered under the Act or relevant state securities laws but are being offered and sold pursuant to exemptions from such laws and that the Company's and MJK's reliance upon such exemptions is predicated in part on the undersigned's representations as contained herein.
 The undersigned represents and warrants that the Shares are being purchased for its own account and for investment and without the intention of reselling or redistributing the same, that it has made no agreement with others regarding any of such Shares and that its financial condition is such that it is not likely that it will be necessary to dispose of any of the Shares the foreseeable future. The undersigned is aware that, in the view of the Securities and Exchange Commission, a purchase of securities with an intent to resell any of the same by reason of any foreseeable specific contingency or anticipated change in market value, or any change in the condition of the Company, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the securities and for which the securities were pledged as security, would represent an intent inconsistent with the representations set forth above. The undersigned further represents and agrees that if, contrary to its foregoing intentions, it should later desire to dispose of or transfer any of the Shares in any manner, it shall not do so without first obtaining (1) the opinion of counsel reasonably acceptable to the Company that such proposed disposition or transfer lawfully may be made without the registration of such Securities pursuant to the Act, as then amended, and applicable state securities laws, or (2) such registration.

      3. The undersigned represents and warrants that, if an individual, he or she is a bona fide resident of, and is domiciled in, the State of ______________, and, if an entity, that its executive offices are located in the State of ______________, and that the Shares are being purchased by it in its name solely for its own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization.

      The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

      4. The undersigned understands that the representations contained below are made for the purpose of qualifying it as an "accredited investor" as that term is defined in Regulation D of the General Rules and Regulations under the Act and for the purpose of inducing a sale of securities to it. The undersigned hereby represents that the statement or statements initialed below are true and correct in all respects. The undersigned understands that a false representation may constitute a violation of law, and that any person who suffers damage as a result of a false representation may have a claim against the undersigned for damages.

      (a) Accredited individual investors must initial one or both of the following statements:


1411512.01

              _____ (1) I certify that I am an accredited
                        investor because I had individual income (exclusive of any income attributable to my spouse) of more than $200,000 in each of the most recent two years or joint income with my spouse of more than $300,000 in each of such years and I reasonably expect to have such an income in excess of such amounts for the current year.

              _____ (2) I certify that I am an accredited investor because I have an individual net worth, or my spouse and I have a combined individual net worth, in excess of $1,000,000. For purposes of this Subscription Agreement "individual net worth" means the excess of total assets at fair market value, including home and personal property, over total liabilities.

      (b) Accredited partnerships, corporations or other entities must initial one or more of the following statements:

             _____ (1)  The undersigned hereby certifies that all of the beneficial equity owners of the undersigned qualify as accredited individual investors under items 1 or 2 above. (Investors attempting to qualify under this item must complete the Certificate of Signatory to this Subscription Agreement and Letter of Investment Intent and each equity owner must complete a separate copy of this Agreement and Letter);

             _____ (2)  The undersigned is a bank or savings and loan
                        association as defined in Sections 3(a)(2) and 3(a)(5)(A), respectively, of the Act acting either in its individual or fiduciary capacity.

             _____ (3)  The undersigned is an insurance company as defined in
                        Section 2(13) of the Act.

             _____ (4)  The undersigned is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

             _____ (5)  The undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration under
                        Section 301(c) or (d) of the Small Business Investment Act of 1958.



1411512.01

             _____ (6)  The undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and either (check one or more, as applicable):

                        _____ (a)   the investment decision is made by a
                                    plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser; or

                        _____ (b)   the employee benefit plan has total assets
                                    in excess of $5,000,000; or

                        _____ (c)   the plan is a self-directed plan with
                                    investment decisions made solely by persons who are "Accredited Investors" as defined under the Act.

            _____ (7)   The undersigned is a private business development
                        company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

            _____ (8)   The undersigned has total assets in excess of
                        $5,000,000, was not formed for the specific purpose of acquiring Shares and is one or more of the following
                        (check one or more, as appropriate):

                        _____ (a)   an organization described in Section
                                    501(c)(3) of the Internal Revenue Code; or

                        _____ (b)   a corporation; or

                        _____ (c)   a Massachusetts or similar business trust;
                                    or

                        _____ (d)   a partnership.

            _____ (9)   The undersigned is a trust with total assets
                        exceeding $5,000,000, which was not formed for the specific purpose of acquiring Shares and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment in the Shares.

      5. The undersigned, if other than an individual, makes the following additional representation:


1411512.01

      (a) this Agreement has been duly authorized by all necessary action on the part of the undersigned, has been duly executed by an authorized officer or representative of the undersigned, and is a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms.

      6. Registration Rights. The Company hereby grants the Investor the registration rights covering the Shares set forth in Exhibit A attached hereto.

      7.    Manner in Which Title is to be Held.  (check one)

      (a)   _____  Individual Ownership
      (b)   _____  Community Property
      (c)   _____  Joint Tenant with Right of Survivorship
                    (both parties must sign)
      (d)   _____  Partnership
      (e)   _____  Tenants in Common
      (f)   _____  Corporation
      (g)   _____  Trust
      (h)   _____  Other
                                * * * * * * * *


1411512.01

                        Dated:  ________________, 1996

INDIVIDUAL INVESTORS                      ENTITY INVESTORS

                                          ---------------------------------
                                          Name of Entity, if any
- ----------------------------
Signature (Individual)
                                          By
                                             ------------------------------
                                            *Signature
                                          Its
- ----------------------------                 ------------------------------
Signature                                    Title
(all record holders should sign)

- ----------------------------              ---------------------------------
Name(s) Typed or Printed                  Name Typed or Printed

- ----------------------------              ---------------------------------
Address to Which Correspon-               Address to Which Correspon-
dence Should be Directed                  dence Should be Directed

============================              =================================
City, State and Zip Code                  City, State and Zip Code

- ----------------------------              ---------------------------------
Tax Identification or                     Tax Identification or
Social Security Number                    Social Security Number

        * If Shares are being subscribed for by any entity, the Certificate of Signatory must also be completed.

                           CERTIFICATE OF SIGNATORY

                (To be completed if Shares are being subscribed
                               for by an entity)




      I, ____________________________________, the _______________
__________________ of ___________________________________________ (the
"Entity"), hereby certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and Letter of Investment Intent and to purchase the Shares, and certify further that the Subscription Agreement and Letter of
Investment Intent has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

      IN WITNESS WHEREOF, I have set my hand this ____ day of ______________, 1996.



                                           -----------------------------------
                                                (Signature)




1411512.01

ACCEPTANCE

      By accepting the foregoing Subscription, the Company hereby grants the Investors registration rights with respect to the Shares as are set forth in Exhibit A attached hereto.

                                    KURZWEIL APPLIED INTELLIGENCE, INC.


                                    By
                                      -----------------------------------





1411512.01